Morgan Stanley India Investment Fund, Inc.

Portfolio of Investments

First Quarter Report

March 31, 2023 (unaudited)

	Shares	Value (000)
Common Stocks (100.0%)
Air Freight & Logistics (1.3%)
Delhivery Ltd. (a)	800,136	$3,231

Automobile Components (1.5%)
Samvardhana Motherson International Ltd.	4,569,836	3,744

Automobiles (6.4%)
Bajaj Auto Ltd.	131,851	6,237
Mahindra & Mahindra Ltd.	665,790	9,409
		15,646
Banks (25.2%)
Axis Bank Ltd.	1,473,392	15,436
Federal Bank Ltd.	3,628,098	5,858
HDFC Bank Ltd. ADR	106,616	7,108
ICICI Bank Ltd.	2,323,602	24,831
State Bank of India	1,353,893	8,655
		61,888
Chemicals (5.7%)
Aarti Industries Ltd.	391,598	2,476
Pidilite Industries Ltd.	108,418	3,110
SRF Ltd.	174,878	5,146
Supreme Industries Ltd.	108,228	3,315
		14,047
Construction & Engineering (4.6%)
KEC International Ltd.	647,660	3,602
Larsen & Toubro Ltd.	290,760	7,675
		11,277
Consumer Finance (7.0%)
Cholamandalam Investment & Finance Co. Ltd.	760,090	7,062
Mahindra & Mahindra Financial Services Ltd.	2,095,284	5,926
SBI Cards & Payment Services Ltd.	467,315	4,218
		17,206
Consumer Staples Distribution & Retail (1.7%)
Keystone Realtors Ltd. Anchor (a)	218,592	1,233
Medplus Health Services Ltd. (a)	360,830	2,853
		4,086
Financial Services (2.7%)
Aavas Financiers Ltd. (a)	149,552	2,938
Home First Finance Co. India Ltd. (a)	401,948	3,642
		6,580
Food Products (0.9%)
Bikaji Foods International Ltd. Anchor (a)	246,675	1,091
Bikaji Foods International Ltd. (a)	248,746	1,100
		2,191

Morgan Stanley India Investment Fund, Inc.

Portfolio of Investments

First Quarter Report

March 31, 2023 (unaudited)(cont’d)

Health Care Providers & Services (2.2%)
Apollo Hospitals Enterprise Ltd.	99,727	5,245

Hotels, Restaurants & Leisure (3.5%)
MakeMyTrip Ltd. (a)	173,955	4,257
Zomato Ltd. (a)	6,945,319	4,343
		8,600
Household Durables (2.1%)
Crompton Greaves Consumer Electricals Ltd.	1,421,914	5,079

Information Technology Services (11.6%)
Infosys Ltd.	1,249,435	21,844
Tech Mahindra Ltd.	494,628	6,668
		28,512
Insurance (6.6%)
ICICI Prudential Life Insurance Co. Ltd.	892,914	4,745
SBI Life Insurance Co. Ltd.	594,689	7,978
Star Health & Allied Insurance Co. Ltd. (a)	537,676	3,401
		16,124
Office REITs (0.5%)
Embassy Office Parks REIT	334,387	1,270

Oil, Gas & Consumable Fuels (6.8%)
Reliance Industries Ltd.	589,882	16,773

Personal Care Products (3.8%)
Godrej Consumer Products Ltd. (a)	786,710	9,285

Pharmaceuticals (4.2%)
Alkem Laboratories Ltd.	166,032	6,875
Gland Pharma Ltd. (a)	221,737	3,431
		10,306
Real Estate Management & Development (1.7%)
Keystone Realtors Ltd. (a)	337,547	1,904
Sobha Ltd.	447,421	2,352
		4,256
TOTAL COMMON STOCKS (Cost $207,548)		245,346

SHORT-TERM INVESTMENT (0.8%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (b) (Cost $1,958)	1,958,094	1,958
TOTAL INVESTMENTS (100.8%) (Cost $209,506) (c)(d)(e)		247,304
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%)		(1,848)
NET ASSETS (100.0%)		$245,456

(a)	Non-income producing security.
(b)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended March 31, 2023, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.
(c)	The approximate fair value and percentage of net assets, $230,977,000 and 94.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Investments.
(d)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended March 31, 2023, the Fund did not engage in any cross-trade transactions.
(e)	At March 31, 2023, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $49,707,000 and the aggregate gross unrealized depreciation is approximately $11,909,000, resulting in net unrealized appreciation of approximately $37,798,000.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	31.2%
Banks	25.0
Information Technology Services	11.5
Consumer Finance	7.0
Oil, Gas & Consumable Fuels	6.8
Insurance	6.5
Automobiles	6.3
Chemicals	5.7
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley India Investment Fund, Inc.

Notes to the Portfolio of Investments ▪ March 31, 2023 (unaudited)

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" (“ASC 820”), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	3,231	$—	$3,231
Automobile Components	—	3,744	—	3,744
Automobiles	—	15,646	—	15,646
Banks	7,108	54,780	—	61,888
Chemicals	—	14,047	—	14,047
Construction & Engineering	—	11,277	—	11,277
Consumer Finance	—	17,206	—	17,206
Consumer Staples Distribution & Retail	—	4,086	—	4,086
Financial Services	—	6,580	—	6,580
Food Products	1,100	1,091	—	2,191
Health Care Providers & Services	—	5,245	—	5,245
Hotels, Restaurants & Leisure	4,257	4,343	—	8,600
Household Durables	—	5,079	—	5,079
Information Technology Services	—	28,512	—	28,512
Insurance	—	16,124	—	16,124
Office REITs	—	1,270	—	1,270
Oil, Gas & Consumable Fuels	—	16,773	—	16,773
Personal Care Products	—	9,285	—	9,285
Pharmaceuticals	—	10,306	—	10,306
Real Estate Management & Development	1,904	2,352	—	4,256
Total Common Stocks	14,369	230,977	—	245,346
Short-Term Investment
Investment Company	1,958	—	—	1,958
Total Assets	$16,327	$230,977	$—	$247,304

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.